                          AIM CAPITAL DEVELOPMENT FUND


[AIM LOGO APPEARS HERE]            ANNUAL REPORT               OCTOBER 31, 1998

                                   Cover Image










                 INVEST WITH DISCIPLINE--Registered Trademark--

                      ------------------------------------

                   UNION SQUARE GREENMARKET BY PATTI MOLLICA

         SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED AMONG

           TALL SKYSCRAPERS HOUSING LARGE MULTINATIONAL CORPORATIONS.

          SOME OF THESE SMALLER BUSINESSES EVENTUALLY CARVE OUT THEIR

           OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE STRONG

           EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE ENDEAVOR TO

             OWN IN AIM CAPITAL DEVELOPMENT FUND, SMALL FIRMS WITH

                       STRONG LONG-TERM GROWTH PROSPECTS.

                      ------------------------------------

AIM Capital Development Fund is for shareholders who seek long-term growth through investments in the stocks of small- and medium-size companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's 400 Mid-Cap Index (S&P
    400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

             MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT
            INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE
          NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY
          BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                          AIM CAPITAL DEVELOPMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
 [PHOTO OF          vacillated between optimism that Asia's woes would be
Charles T.          contained and worry that they would become a major drag on
  Bauer,            the U.S. and other economies. Changes in investor sentiment
Chairman of         affected various financial markets differently. The stock
the Board of        market was especially volatile. Uncertainty in stocks
  THE FUND          bolstered U.S. Treasury issues, whose safety attracts
APPEARS HERE]       investors in doubtful times.
                        We understand how unnerving this year's level of
                    volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst- performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
   We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      ------------------------------------
                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                              OUR CONVICTION THAT

                            MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.
                      ------------------------------------


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND ENDURES STEEP DECLINE
IN SMALL-CAP STOCKS

SMALL-CAP STOCKS WERE IN A BEAR MARKET FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?
The sharp selloff in small-cap stocks from mid-April through early October 1998 took its toll on the Fund's performance. For the fiscal year ended October 31, 1998, total return was -11.53%, -12.17%, and -12.18% for Class A, B, and C shares, respectively. By comparison, total return was -11.84% for the Russell 2000 Index and -13.64% for the Lipper Small Cap Funds Index.
   The Fund rebounded strongly during the final weeks of the fiscal year. Class A, B, and C shares posted stunning gains of 25.39%, 25.37%, and 25.27%, respectively, from the market low on October 8 through the end of the reporting period. That beat the 21.96% total return of the Russell 2000 Index and the 22.50% total return of the Lipper Small Cap Funds Index for the same period.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
During the first half of the reporting period, markets shook off initial concerns about the potential global impact of the economic turmoil in Asia and soared to new heights in April. Although renewed fears about Asia's impact on the world economy halted the rally, large-cap stocks rebounded and the Dow Jones Industrial Average (the Dow) set a record in July. The Dow then lost 16.82% of its value between July 17 and October 8. Severe economic dislocations in Russia and Latin America as well as Asia, combined with political controversy in the U.S., prompted the selloff.
   However, the market rebounded impressively in October as the Dow posted its best percentage gain for a single month in more than 11 years. The Federal Reserve Board (the Fed) cut interest rates at the end of September and again in mid-October. These Fed moves, combined with encouraging economic indicators, sparked the rally in the stock market.

HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?
For much of the reporting period, small-cap stocks were in the grip of a severe bear market, generally defined as a drop in value of at least 20%. After hitting a record high on April 21, the Russell 2000 Index lost 36.49% of its value by October 8, when it sank to its lowest level in more than two years. In the unsettled market environment stemming from foreign and domestic concerns, investors favored more liquid assets, such as large-cap stocks and U.S. Treasury bonds.
   During the last three weeks of the reporting period, however, small-cap stocks rallied strongly, benefiting from the Fed's interest rate cuts. Investors also found small-cap stocks attractive because earnings growth projections for smaller companies remained in the double-digit range while the corresponding figures for larger companies were gravitating toward the single-digit level. Finally, small-cap stocks represented one of the best bargains in the equity market as their prices relative to large-cap stocks were at their lowest levels in decades.

HOW DID YOU REACT TO THE BEAR MARKET IN SMALL-CAP STOCKS?
The market downturn provided us with an excellent opportunity to purchase the stocks of attractive companies at relatively low prices. We believe that our disciplined, earnings-driven stock selectionprocess is strongest in a challenging market environment. In choosing stocks, we look at the underlying fundamentals of companies, not the overall market. We also look for issues that are underpriced relative to the rest of the market. We endeavor to own the best small-cap companies at a reasonable price because we are very optimistic about the long-term outlook for small-cap stocks. A considerable amount of money that is normally invested in small-cap stocks has been on the sidelines in recent months. We are confident this cash will re-enter the small-cap sector if market conditions continue to improve.

WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO?
Since our last report six months ago, we have reduced the number of holdings in the portfolio from about 500 to 400 as we sold the stocks of companies that failed to meet our earnings criteria. Simultaneously, we enhanced our positions in the stocks of companies we believe have solid long-term growth prospects.
   With regard to specific sectors, we modestly decreased our holdings in technology stocks while moderately increasing our stake in the consumer-cyclical and health-care sectors. As of October 31, 1998, consumer-cyclical, technology, and health-care stocks composed 25%, 23%, and 13% of the portfolio, respectively.


HOW DID CONSUMER-CYCLICAL STOCKS PERFORM?
Consumer cyclicals is a broad category that includes advertising, airlines, hotels,


                      ------------------------------------
                       THE FUND REBOUNDED STRONGLY DURING
                      THE FINAL WEEKS OF THE FISCAL YEAR.
                      ------------------------------------

          See important Fund and index disclosures inside front cover.


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


and certain retailers. Our focus in this sector was on retail stocks. For most of the fiscal year, the nation's retailers benefited from healthy consumer spending, stemming from low unemployment and rising wages. Toward the end of the period, however, consumer confidence was shaken over concerns that troubles in developing markets would result in an economic slowdown in the U.S. Although the domestic economy remained healthy, consumers became more cautious in their spending, a trend that benefited discount stores.
   Retail stocks that performed well for the Fund included Linen 'N Things, Inc. and Family Dollar Stores. Linens 'N Things, the nation's second largest household goods chain, emphasizes low-priced, brand-name merchandise. Family Dollar Stores, which offers discount prices on a wide variety of items ranging from apparel to automotive supplies, operates about 3,000 discount stores in 38 states.

WHAT WERE SOME OF THE THEMES IN THE TECHNOLOGY SECTOR?
Despite volatility, technology stocks generally posted solid gains for the fiscal year. Within this sector, we especially liked the stocks of companies that provide technology services. The computer glitch that requires reprogramming older computers and software to recognize the year 2000 continues to provide opportunities for these companies. The worldwide cost of correcting this problem could total between $300 billion and $600 billion, according to the Gartner Group, a technology research firm. More companies also are outsourcing a variety of functions to information technology companies.
   Our technology holdings include some of the most successful companies in the business. The BISYS Group, Inc., provides outsourcing services for more than 6,000 financial institutions and corporations throughout the U.S. SunGard Data

MERGERS AND ACQUISITIONS--
AND "GRADUATES"
Despite difficult market conditions for small-cap stocks, the wave of mergers and acquisitions involving companies represented in the portfolio continued virtually unabated. We believe this attests to the attractiveness of companies found in the portfolio. During the fiscal year ended October 31, 1998, 42 companies in the portfolio were involved in mergers or acquisitions, generally boosting their stock prices. These companies included Dominick's Super Market and Jacor Communications, a broadcasting company. Since the Fund's inception on June 17, 1996, through the end of the latest fiscal year, 103 companies represented in the portfolio have been takeover targets.
   We also sold the stocks of companies when they exceeded $10 billion in market valuation and could no longer be considered smaller companies. During the first 10 months of the 1998 calendar year, there were 22 "graduates" from the Fund.

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

========================================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
 1  SunGard Data Systems Inc.               0.92%                 1  Computers (Software & Services)               9.12%

 2  Medical Manager Corp.                   0.79                  2  Services (Commercial & Consumer)              7.21

 3  Linens 'N Things, Inc.                  0.76                  3  Retail (Specialty)                            5.62

 4  BISYS Group, Inc.                       0.69                  4  Services (Data Processing)                    3.64

 5  Best Software, Inc.                     0.69                  5  Health Care (Specialized Services)            3.62

 6  CSG Systems International, Inc.         0.65                  6  Services (Advertising/Marketing)              3.46

 7  Metzler Group, Inc.                     0.60                  7  Health Care (Medical Products & Supplies      3.39

 8  Advance Paradigm, Inc.                  0.58                  8  Services (Computer Systems)                   3.07

 9  Learning Company, Inc. (The)            0.56                  9  Real Estate Investment Trust                  2.67

10  SEI Corp.                               0.56                 10  Manufacturing (Specialized)                   2.55
========================================================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          See important Fund and index disclosures inside front cover.


                          AIM CAPITAL DEVELOPMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


Systems, Inc., the Fund's largest holding, provides data processing and disaster recovery services for banks and mutual fund companies while Best Software, Inc., provides software for asset, human resources, and payroll management

WHAT ABOUT HEALTH-CARE STOCKS?
As the U.S. population ages, the demand for medical services, supplies, and devices has increased. This demand for health-care products and services is expected to grow, regardless of economic trends.
   The Fund benefited from owning the stocks of Advanced Paradigm, Inc., which provides pharmacy benefit management services for health plans; Watson Pharmaceuticals, Inc., which offers generic versions of brand-name drugs; and Sofamor Danek Group, Inc., which manufactures products to treat degenerative diseases. After the reporting period ended, Sofamor Danek Group, Inc., joined a growing list of companies in the portfolio that have been the targets of takeovers (see sidebar on previous page).

WHAT IS YOUR OUTLOOK?
We believe there are several reasons to be optimistic about small-cap stocks. In recent years, after the Fed has embarked on a series of interest rate cuts, small-cap stocks have been among the top-performing equity classes. While past performance cannot guarantee comparable future results, we believe if the Fed continues to cut interest rates, it could bode well for small-cap stocks.
   Moreover, the valuations of small-cap stocks relative to large-cap stocks are very compelling. And while profits for the largest companies are dropping, they remain robust for smaller companies. Since smaller companies conduct most of their business in the U.S., their earnings are less susceptible to foreign economic downturns. We believe small-cap stocks could continue to attract investors if these trends continue.

WHY STAYING FULLY INVESTED HAS BEEN THE WISEST COURSE
When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
   The more you try to time the market, the greater your chances of missing its biggest single-day gains. The chart below illustrates this point. Keep focused on your financial goals and remember that time, not timing, is key to successful investing.

DISCIPLINE: PENALTY FOR MISSING THE MARKET
5 Years Ending October 31, 1998 (1,264 Trading Days)

RUSSELL 2000 INDEX + DIVIDENDS

------------------------------------------------------------------
                                           AVERAGE
                            ANNUALIZED    CUMULATIVE     GROWTH OF
                          TOTAL RETURNS  TOTAL RETURNS    $10,000
------------------------------------------------------------------
Fully Invested                  9.40%         56.68%    $   15,668
Miss the 10 Best Days           3.42          18.33     $   11,833
Miss 20 Best Days              -0.83          -4.06     $    9,594
Miss 30 Best Days              -3.96         -18.28     $    8,172
Miss 40 Best Days              -6.51         -28.60     $    7,140
Miss 60 Best Days             -10.89         -43.82     $    5,618
==================================================================

          See important Fund and index disclosures inside front cover.


                          AIM CAPITAL DEVELOPMENT FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM CAPITAL DEVELOPMENT FUND, CLASS A SHARES VS. BENCHMARK INDEXES 6/17/96-10/31/98

-------------------------------------------------------------------------------
                   AIM CAPITAL         LIPPER SMALL CAP            RUSSELL 2000
              DEVELOPMENT FUND              FUNDS INDEX             STOCK INDEX
-------------------------------------------------------------------------------
6/17/96                 10,000                   10,000                  10,000

10/96                   10,482                    9,816                   9,879

1/97                    11,134                   10,258                  10,767

4/97                     9,650                    9,009                  10,038

7/97                    12,769                   11,243                  12,174

10/97                   13,771                   11,633                  12,777

1/98                    13,507                   11,317                  12,713

4/98                    15,747                   12,828                  14,294

7/98                    13,800                   11,423                  12,456

10/98                   12,183                   10,046                  11,264

===============================================================================

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES

Inception (6/17/96)            8.68%
1 Year                       -16.41*

*-11.53% excluding sales charges

CLASS B SHARES

Inception (10/1/97)            4.59%
1 Year                       -16.56**

**-12.17% excluding sales charges

CLASS C SHARES

Inception (8/4/97)            -4.75
1 Year                       -13.06***

***-12.18 excluding sales charges
===============================================================================
Source: Towers Data Systems HYPO--Registered Trademark--.

   Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares of the Fund will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART
The chart compares Class A shares of your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 6/17/96- 10/31/98. Index returns are from 6/30/96-10/31/98. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Lipper Small Cap Funds Index. A market index such as the Russell 2000 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Small Cap Funds Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.



                          AIM CAPITAL DEVELOPMENT FUND

                        ANNUAL REPORT / FOR CONSIDERATION


TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it?
   "The market" is much broader than news reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
   If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index.
   Here are the most widely followed indexes and what they represent:


                                THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: The 30 stocks in the Dow represent the largest, most successful U.S. companies, including International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: For most mutual fund investors, the Dow is an inadequate investment gauge because it only measures 30 major stocks. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The Standard & Poor's Composite Index of 500 Stocks measures stocks in the large-capitalization portion of the U.S. market. Stocks in the index include Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 can be useful for evaluating a fund that invests in large-capitalization U.S. stocks. Most mutual funds are more diversified than this index, because the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. Much of the S&P 500's recent excellent performance can be attributed to just a few stocks.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate the index.

The NASDAQ is not a very good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.

                               A FEW MORE INDEXES

S&P 400

WHAT IT IS: The relatively new Standard & Poor's 400 Mid-Cap Index dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., Compuware Corp., Starbucks Corp., and Office Depot.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index is designed to measure the performance of small-cap stocks. A total of 2,000 U.S. companies are represented, including Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a good indicator of small-cap stock performance. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

THE EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE--Registered Trademark--)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: The EAFE measures stock market performance in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets.


An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.



                          AIM CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.06%

AEROSPACE/DEFENSE-0.99%

Gulfstream Aerospace Corp.(a)           75,000   $    3,318,750
---------------------------------------------------------------
Hawk Corp.(a)                          120,700        1,207,000
---------------------------------------------------------------
Kroll-O'Gara Co. (The)(a)              210,000        5,171,250
---------------------------------------------------------------
Moog Inc.(a)                            22,200          681,262
---------------------------------------------------------------
Tri Star Aerospace Co.(a)              200,000        2,050,000
---------------------------------------------------------------
                                                     12,428,262
---------------------------------------------------------------

AIR FREIGHT-0.11%

Dynamex Inc.(a)                        201,000        1,394,438
---------------------------------------------------------------

AIRLINES-0.72%

Atlantic Coast Airlines
  Holdings(a)                          120,000        2,880,000
---------------------------------------------------------------
Midway Airlines, Corp.(a)              220,000        2,970,000
---------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Ireland)(a)                         110,000        3,231,250
---------------------------------------------------------------
                                                      9,081,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.58%

Aftermarket Technology Corp.(a)        134,300          839,375
---------------------------------------------------------------
Keystone Automotive Industries,
  Inc.(a)                              247,900        4,632,631
---------------------------------------------------------------
Stoneridge, Inc.(a)                    126,300        1,886,606
---------------------------------------------------------------
                                                      7,358,612
---------------------------------------------------------------

BANKS (REGIONAL)-1.49%

Banknorth Group, Inc.                   32,000        1,020,000
---------------------------------------------------------------
Bank United Corp.-Class A              100,000        3,984,375
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)          225,000        4,317,188
---------------------------------------------------------------
Golden State Bancorp, Litigation
  Warrants, expiring 01/01/01(a)        75,000          365,625
---------------------------------------------------------------
Independence Community Bank Corp.      227,000        3,107,062
---------------------------------------------------------------
Marshall & Ilsley Corp.                 35,000        1,706,250
---------------------------------------------------------------
North Fork Bancorporation, Inc.        175,000        3,478,125
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                               50,000          765,625
---------------------------------------------------------------
                                                     18,744,250
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.24%

Triarc Companies, Inc.(a)              190,000        2,968,750
---------------------------------------------------------------

BIOTECHNOLOGY-0.71%

Genzyme Corp.(a)                        30,000        1,261,875
---------------------------------------------------------------
IDEXX Laboratories, Inc.(a)            160,000        3,650,000
---------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.(a)                 150,000        4,050,000
---------------------------------------------------------------
                                                      8,961,875
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.28%

Capstar Broadcasting Corp.-Class
  A(a)                                 228,200        3,964,975
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Chancellor Media Corp.(a)              100,000   $    3,837,500
---------------------------------------------------------------
Cox Radio, Inc.-Class A(a)              85,000        3,182,188
---------------------------------------------------------------
Emmis Broadcasting Corp.-Class
  A(a)                                 110,000        3,602,500
---------------------------------------------------------------
Hearst-Argyle Television Inc.(a)        35,070          973,192
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)            85,000        3,495,625
---------------------------------------------------------------
Metro Networks, Inc.(a)                120,000        4,395,000
---------------------------------------------------------------
Univision Communications, Inc.(a)      178,000        5,251,000
---------------------------------------------------------------
                                                     28,701,980
---------------------------------------------------------------

BUILDING MATERIALS-0.30%

Pameco Corp.(a)                        130,000        1,820,000
---------------------------------------------------------------
Pentacon, Inc.(a)                      100,000          512,500
---------------------------------------------------------------
White Cap Industries, Inc.(a)          140,000        1,470,000
---------------------------------------------------------------
                                                      3,802,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.95%

ADC Telecommunications, Inc.(a)        165,000        3,795,000
---------------------------------------------------------------
Aspect Telecommunications
  Corp.(a)                             110,600        1,672,825
---------------------------------------------------------------
Comverse Technology, Inc.(a)           140,000        6,440,000
---------------------------------------------------------------
DSET Corp.(a)                           92,200        1,152,500
---------------------------------------------------------------
Excel Switching Corp.(a)               155,000        3,138,750
---------------------------------------------------------------
NICE-Systems Ltd.-ADR (Israel)(a)      125,000        2,375,000
---------------------------------------------------------------
North East Optic Network, Inc.(a)      400,000        2,450,000
---------------------------------------------------------------
Tekelec(a)                             200,000        3,587,500
---------------------------------------------------------------
                                                     24,611,575
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.60%

Bell & Howell Co.(a)                   125,000        3,312,500
---------------------------------------------------------------
Gateway 2000, Inc.(a)                   65,000        3,627,813
---------------------------------------------------------------
National Instruments Corp.(a)           25,000          684,375
---------------------------------------------------------------
                                                      7,624,688
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.39%

FORE Systems, Inc.(a)                  285,000        4,453,125
---------------------------------------------------------------
Fvc.com Inc.(a)                         50,000          425,000
---------------------------------------------------------------
                                                      4,878,125
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-9.12%

Avant! Corp.(a)                        130,419        2,225,274
---------------------------------------------------------------
Best Software, Inc.(a)                 355,000        8,697,500
---------------------------------------------------------------
BrightStar Information Technology
  Group, Inc.(a)                       131,900          906,812
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        205,000        4,381,875
---------------------------------------------------------------
Complete Business Solutions,
  Inc.(a)                              205,000        4,868,750
---------------------------------------------------------------
Concord Communications, Inc.(a)         62,300        2,312,888
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Concord EFS, Inc.(a)                   230,000   $    6,555,000
---------------------------------------------------------------
DA Consulting Group, Inc.(a)           160,800        2,412,000
---------------------------------------------------------------
Datastream Systems, Inc.(a)            182,400        1,835,400
---------------------------------------------------------------
Dendrite International, Inc.(a)        128,800        2,656,500
---------------------------------------------------------------
Electronic Arts, Inc.(a)                45,000        1,850,625
---------------------------------------------------------------
Hyperion Solutions Corporation(a)      147,250        4,417,500
---------------------------------------------------------------
Intuit, Inc.(a)                         75,000        3,787,500
---------------------------------------------------------------
JDA Software Group, Inc.(a)            170,000        1,615,000
---------------------------------------------------------------
Learning Company, Inc. (The)(a)        275,000        7,098,438
---------------------------------------------------------------
Manhattan Associates, Inc.(a)           68,200        1,091,200
---------------------------------------------------------------
MAPICS, Inc.(a)                         70,000        1,321,250
---------------------------------------------------------------
Mastech Corp.(a)                       210,000        4,935,000
---------------------------------------------------------------
Medical Manager Corp.(a)               400,000        9,950,000
---------------------------------------------------------------
Mercury Interactive Corp.(a)           115,000        4,772,500
---------------------------------------------------------------
MTI Technology Corp.(a)                200,000          650,000
---------------------------------------------------------------
Network Associates, Inc.(a)            120,500        5,121,250
---------------------------------------------------------------
Network Solutions, Inc.-Class
  A(a)                                 105,000        5,604,375
---------------------------------------------------------------
Platinum Technology, Inc.(a)           212,250        3,488,859
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             143,500        5,058,375
---------------------------------------------------------------
Synopsys, Inc.(a)                       81,084        3,669,051
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                      100,000        3,609,375
---------------------------------------------------------------
USWeb Corp.(a)                         330,000        4,743,750
---------------------------------------------------------------
Visio Corp.(a)                         140,000        3,727,500
---------------------------------------------------------------
Walker Interactive Systems,
  Inc.(a)                              306,000        1,530,000
---------------------------------------------------------------
                                                    114,893,547
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.43%

Blyth Industries, Inc.(a)              195,000        5,386,875
---------------------------------------------------------------

CONSUMER FINANCE-0.43%

American Capital Strategies, Ltd.       85,100        1,127,575
---------------------------------------------------------------
Cash America International, Inc.       205,000        2,562,500
---------------------------------------------------------------
Investors Financial Services
  Corp.                                 10,000          538,750
---------------------------------------------------------------
United Panam Financial Corp.(a)        242,500        1,242,813
---------------------------------------------------------------
                                                      5,471,638
---------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.46%

Silgan Holdings, Inc.(a)               230,000        5,750,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.15%

AmeriSource Health Corp.-Class
  A(a)                                  95,000        4,981,563
---------------------------------------------------------------
JP Foodservice, Inc.(a)                100,750        4,785,625
---------------------------------------------------------------
Performance Food Group Co.(a)          175,000        4,243,750
---------------------------------------------------------------
Weider Nutrition International,
  Inc.                                 100,000          493,750
---------------------------------------------------------------
                                                     14,504,688
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.14%

American Power Conversion
  Corp.(a)                             110,000        4,668,125
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

PCD, Inc.(a)                           150,000   $    1,912,500
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              120,000        4,080,000
---------------------------------------------------------------
SCI Systems, Inc.(a)                    95,000        3,752,500
---------------------------------------------------------------
                                                     14,413,125
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.36%

EFTC Corp.(a)                          100,000          262,500
---------------------------------------------------------------
Quanta Services, Inc.(a)               300,300        4,335,581
---------------------------------------------------------------
                                                      4,598,081
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.08%

Apex PC Solutions, Inc.(a)             180,000        4,702,500
---------------------------------------------------------------
Microchip Technology, Inc.(a)          160,000        4,330,000
---------------------------------------------------------------
Sipex Corp.(a)                         165,000        4,578,750
---------------------------------------------------------------
                                                     13,611,250
---------------------------------------------------------------

ENTERTAINMENT-0.66%

Alliance Atlantis Communications
  Corp.-Class B (Canada)(a)             60,000        1,117,500
---------------------------------------------------------------
Loews Cineplex Entertainment
  Corp.(a)                             319,500        3,354,750
---------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.(a)            100,000          968,750
---------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.,
  Rights(a)                            128,900          161,125
---------------------------------------------------------------
Metromedia International Group,
  Inc.(a)                              200,000        1,225,000
---------------------------------------------------------------
Sports Club Co., Inc. (The)(a)         302,300        1,435,925
---------------------------------------------------------------
                                                      8,263,050
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.71%

AMRESCO, Inc.(a)                        60,000          416,250
---------------------------------------------------------------
FirstCity Financial Corp.(a)           160,000        2,120,000
---------------------------------------------------------------
Hamilton Bancorp, Inc.(a)              100,000        2,750,000
---------------------------------------------------------------
Insignia/ESG Holdings, Inc.(a)          30,000          382,500
---------------------------------------------------------------
Medallion Financial Corp.              227,000        4,029,250
---------------------------------------------------------------
MGIC Investment Corp.                   20,000          780,000
---------------------------------------------------------------
Mutual Risk Management Ltd.             30,000        1,014,375
---------------------------------------------------------------
PMI Group, Inc. (The)                   39,000        1,967,063
---------------------------------------------------------------
Rock Financial Corp.                   200,000        1,012,500
---------------------------------------------------------------
SEI Corp.                               85,000        7,044,375
---------------------------------------------------------------
                                                     21,516,313
---------------------------------------------------------------

FOODS-1.63%

American Italian Pasta Co.-Class
  A(a)                                 256,000        5,888,000
---------------------------------------------------------------
International Home Foods, Inc.(a)      195,000        3,461,250
---------------------------------------------------------------
Keebler Foods Co.(a)                   155,500        4,470,625
---------------------------------------------------------------
Suiza Foods Corp.(a)                   104,900        3,422,363
---------------------------------------------------------------
Universal Foods Corp.                  149,800        3,248,787
---------------------------------------------------------------
                                                     20,491,025
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.42%

Harrah's Entertainment, Inc.(a)        154,800        2,186,550
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

International Game Technology          135,000   $    3,045,938
---------------------------------------------------------------
                                                      5,232,488
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.56%

Allergan, Inc.                          75,000        4,682,813
---------------------------------------------------------------
IVAX Corp.(a)                          250,000        2,375,000
---------------------------------------------------------------
                                                      7,057,813
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.21%

Barr Laboratories, Inc.(a)             150,700        5,152,056
---------------------------------------------------------------
Forest Laboratories, Inc.(a)           110,000        4,599,375
---------------------------------------------------------------
Jones Medical Industries, Inc.         142,000        4,588,375
---------------------------------------------------------------
Mylan Laboratories, Inc.               130,000        4,476,875
---------------------------------------------------------------
North American Vaccine, Inc.(a)         60,000          907,500
---------------------------------------------------------------
Parexel International Corp.(a)          75,000        1,654,688
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        115,000        6,396,875
---------------------------------------------------------------
                                                     27,775,744
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.49%

Health Management Associates,
  Inc.-Class A(a)                      197,250        3,513,516
---------------------------------------------------------------
New American Healthcare Corp.(a)       250,000        2,656,250
---------------------------------------------------------------
                                                      6,169,766
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.50%

Mariner Post-Acute Network,
  Inc.(a)                              185,000        1,075,313
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)       120,000        5,167,500
---------------------------------------------------------------
                                                      6,242,813
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.53%

Alternative Living Services,
  Inc.(a)                               85,000        2,220,625
---------------------------------------------------------------
American Oncology Resources,
  Inc.(a)                               45,000          599,063
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        40,000        3,907,500
---------------------------------------------------------------
                                                      6,727,188
---------------------------------------------------------------
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.39%

Biomet, Inc.                           110,000        3,733,125
---------------------------------------------------------------
Coopers Companies, Inc.(a)             208,000        4,940,000
---------------------------------------------------------------
Cyberonics, Inc.                       105,000          630,000
---------------------------------------------------------------
DVI, Inc.(a)                            77,000        1,203,125
---------------------------------------------------------------
Henry Schein, Inc.(a)                  120,000        4,642,500
---------------------------------------------------------------
Lifecore Biomedical, Inc.(a)           272,100        1,938,713
---------------------------------------------------------------
Maxxim Medical, Inc.(a)                140,000        3,535,000
---------------------------------------------------------------
Mini Med, Inc.(a)                       55,000        3,052,500
---------------------------------------------------------------
PSS World Medical, Inc.(a)             230,000        5,088,750
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)            45,000        4,573,125
---------------------------------------------------------------
Steris Corp.(a)                         75,000        1,725,000
---------------------------------------------------------------
Sybron International Corp.(a)          234,900        5,813,775
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

Trex Medical Corp.(a)                  150,000   $    1,837,500
---------------------------------------------------------------
                                                     42,713,113
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-3.62%

Advance Paradigm, Inc.(a)              220,000        7,260,000
---------------------------------------------------------------
BioReliance Corp(a)                     50,000          400,000
---------------------------------------------------------------
Boron, LePore & Associates,
  Inc.(a)                               94,900        2,562,300
---------------------------------------------------------------
Capital Senior Living Corp.(a)         270,000        3,172,500
---------------------------------------------------------------
Covance, Inc.(a)                       105,000        2,926,875
---------------------------------------------------------------
First Consulting Group, Inc.(a)        255,800        4,204,713
---------------------------------------------------------------
MAXIMUS, Inc.(a)                        39,000        1,131,000
---------------------------------------------------------------
Ocular Sciences, Inc.(a)               171,100        4,298,888
---------------------------------------------------------------
Omnicare, Inc.                         125,700        4,344,506
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              289,900        5,489,981
---------------------------------------------------------------
PharMerica, Inc.(a)                    365,000        1,231,875
---------------------------------------------------------------
Renex Corp.(a)                         200,000          900,000
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             105,000        3,885,000
---------------------------------------------------------------
Ventana Medical Systems, Inc.(a)       208,000        3,848,000
---------------------------------------------------------------
                                                     45,655,638
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.29%

Service Experts, Inc.(a)               122,300        3,691,931
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.23%

Dial Corp. (The)                       105,000        2,894,063
---------------------------------------------------------------

HOUSEWARES-0.49%

Central Garden and Pet Co.(a)          188,000        3,713,000
---------------------------------------------------------------
Helen of Troy Ltd.(a)                  100,000        1,487,500
---------------------------------------------------------------
Windmere-Durable Holdings Inc.(a)      125,000          960,938
---------------------------------------------------------------
                                                      6,161,438
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.83%

ESG Re Ltd. (United Kingdom)            77,700        1,437,450
---------------------------------------------------------------
Healthcare Recoveries, Inc.(a)         279,800        2,832,975
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         120,000        4,980,000
---------------------------------------------------------------
PAULA Financial                        151,500        1,202,531
---------------------------------------------------------------
                                                     10,452,956
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.18%

Horace Mann Educators Corp.             81,000        2,318,625
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.99%

Amerin Corp.(a)                        220,000        4,702,500
---------------------------------------------------------------
CMAC Investment Corp.                   73,000        3,056,875
---------------------------------------------------------------
CNA Surety Corp.(a)                    249,700        3,511,406
---------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                                  86,000        2,961,626
---------------------------------------------------------------
Fidelity National Financial, Inc.       90,000        2,767,500
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           150,000        2,690,625
---------------------------------------------------------------
Reliance Group Holdings, Inc.          220,000        3,066,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

Transatlantic Holdings, Inc.            30,000   $    2,340,000
---------------------------------------------------------------
                                                     25,096,782
---------------------------------------------------------------

INSURANCE BROKERS-0.16%

Annuity and Life Re, Ltd.
  (Bermuda)(a)                          87,400        2,042,975
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.20%

EVEREN Capital Corp.                   125,000        2,546,875
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.94%

Affiliated Managers Group,
  Inc.(a)                              225,000        5,006,250
---------------------------------------------------------------
Conning Corp.                           70,000        1,032,500
---------------------------------------------------------------
Knight/Trimark Group, Inc.(a)          400,000        3,250,000
---------------------------------------------------------------
Waddell & Reed Financial, Inc.         125,000        2,617,188
---------------------------------------------------------------
                                                     11,905,938
---------------------------------------------------------------

INVESTMENTS-0.05%

Security Capital Group Inc.-Class
  B(a)                                  36,700          584,906
---------------------------------------------------------------

LAND DEVELOPMENT-0.25%

Silverleaf Resorts, Inc.(a)            268,000        3,165,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.88%

Family Golf Centers, Inc.(a)           149,800        3,155,163
---------------------------------------------------------------
GTECH Holdings Corp.(a)                 55,000        1,320,000
---------------------------------------------------------------
International Speedway Corp.           122,600        3,785,275
---------------------------------------------------------------
North Face, Inc. (The)(a)              165,000        1,969,687
---------------------------------------------------------------
Travis Boats & Motors, Inc.(a)          49,500          813,656
---------------------------------------------------------------
                                                     11,043,781
---------------------------------------------------------------

LODGING-HOTELS-0.82%

American Skiing Co.(a)                  70,000          625,625
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Canada)                             100,000        2,300,000
---------------------------------------------------------------
Prime Hospitality Corp.(a)             120,000        1,095,000
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.           140,000        3,902,500
---------------------------------------------------------------
Vail Resorts Inc.(a)                    91,700        2,452,975
---------------------------------------------------------------
                                                     10,376,100
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.03%

Industrial Distribution Group,
  Inc.(a)                               45,100          326,975
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.55%

Alpine Group, Inc.(The)(a)             169,700        2,863,688
---------------------------------------------------------------
American Bank Note Holographics,
  Inc.(a)                              545,500        5,148,156
---------------------------------------------------------------
Amor Holdings, Inc.(a)                 100,000        1,043,750
---------------------------------------------------------------
First Years, Inc. (The)                390,000        6,142,500
---------------------------------------------------------------
Howmet International Inc.(a)           290,000        4,350,000
---------------------------------------------------------------
Mettler-Toledo International
  Inc.(a)                              202,000        4,418,750
---------------------------------------------------------------
Superior TeleCom Inc.                   70,100        3,014,300
---------------------------------------------------------------
U.S.A. Floral Products, Inc.(a)        120,000        1,095,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

US Filter Corp.(a)                     190,000   $    4,025,625
---------------------------------------------------------------
                                                     32,101,769
---------------------------------------------------------------

METAL FABRICATORS-0.38%

Metal USA Inc.(a)                      480,000        4,770,000
---------------------------------------------------------------

NATURAL GAS-0.26%

KN Energy, Inc.                         65,000        3,229,688
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.76%

Daisytek International Corp.(a)        230,000        3,464,375
---------------------------------------------------------------
Knoll, Inc.(a)                         100,000        2,700,000
---------------------------------------------------------------
School Specialty, Inc.(a)              214,102        3,372,107
---------------------------------------------------------------
                                                      9,536,482
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.07%

Tuboscope Vetco International
  Corp.(a)                              70,000          866,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.19%

Anadarko Petroleum Corp.               104,600        3,543,325
---------------------------------------------------------------
Apache Corp.                           135,000        3,822,188
---------------------------------------------------------------
Benton Oil & Gas Co.(a)                 90,000          461,250
---------------------------------------------------------------
Devon Energy Corp.                     125,000        4,234,375
---------------------------------------------------------------
Newfield Exploration Co.(a)             50,000        1,215,625
---------------------------------------------------------------
Noble Affiliates, Inc.                 130,000        4,257,500
---------------------------------------------------------------
Ocean Energy, Inc.(a)                  150,000        1,875,000
---------------------------------------------------------------
Snyder Oil Corp.                       205,000        3,267,187
---------------------------------------------------------------
Stolt Comex Seaway, S.A. (United
  Kingdom)(a)                          100,000        1,031,250
---------------------------------------------------------------
Union Pacific Resources Group
  Inc.                                 299,800        3,897,400
---------------------------------------------------------------
                                                     27,605,100
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.21%

Pope & Talbot, Inc.                     96,500          910,719
---------------------------------------------------------------
Wausau-Mosinee Paper Corp.             100,000        1,743,750
---------------------------------------------------------------
                                                      2,654,469
---------------------------------------------------------------

PERSONAL CARE-1.69%

Chattem, Inc.(a)                       149,900        4,159,725
---------------------------------------------------------------
NBTY, Inc.(a)                          434,700        3,477,600
---------------------------------------------------------------
Playtex Products, Inc.(a)              251,700        3,319,294
---------------------------------------------------------------
Rexall Sundown, Inc.(a)                200,000        3,587,500
---------------------------------------------------------------
Steiner Leisure Ltd.(a)                130,000        3,168,750
---------------------------------------------------------------
Twinlab Corp.(a)                       160,000        3,550,000
---------------------------------------------------------------
                                                     21,262,869
---------------------------------------------------------------

PUBLISHING-1.01%

IDG Books Worldwide, Inc.(a)           329,800        5,111,900
---------------------------------------------------------------
Petersen Companies, Inc.
  (The)-Class A(a)                     110,000        2,921,875
---------------------------------------------------------------
Scholastic Corp.(a)                    120,000        4,732,500
---------------------------------------------------------------
                                                     12,766,275
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RAILROADS-0.34%

Kansas City Southern Industries,
  Inc.                                 110,300   $    4,260,338
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-2.67%

AMRESCO Capital Trust Inc.             265,500        2,157,188
---------------------------------------------------------------
Apartment Investment & Management
  Co.                                  100,000        3,493,750
---------------------------------------------------------------
Apartment Investment & Management
  Co., Series E Conv. Pfd.              11,790          468,653
---------------------------------------------------------------
CarrAmerica Realty Corp.               100,000        2,250,000
---------------------------------------------------------------
CCA Prison Realty Trust                 50,000        1,175,000
---------------------------------------------------------------
Colonial Properties Trust              100,000        2,750,000
---------------------------------------------------------------
Corporate Office Properties
  Trust, Inc.                          380,000        2,897,500
---------------------------------------------------------------
Correctional Properties Trust          207,400        4,031,337
---------------------------------------------------------------
Equity Office Properties Trust         108,000        2,592,000
---------------------------------------------------------------
Great Lakes REIT, Inc.                  40,000          657,500
---------------------------------------------------------------
Kilroy Realty Corp.                    150,000        3,328,125
---------------------------------------------------------------
Manufactured Home Communities,
  Inc.                                 130,000        3,241,875
---------------------------------------------------------------
MeriStar Hospitality Corp.              85,000        1,572,500
---------------------------------------------------------------
Weeks Corp.                            105,000        3,051,562
---------------------------------------------------------------
                                                     33,666,990
---------------------------------------------------------------

RESTAURANTS-1.58%

Avado Brands, Inc.                     300,000        2,362,500
---------------------------------------------------------------
Brinker International, Inc.(a)         192,000        4,644,000
---------------------------------------------------------------
CEC Entertainment Inc.(a)              150,000        4,237,500
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               144,900        2,716,875
---------------------------------------------------------------
Logan's Roadhouse, Inc.(a)              40,000          700,000
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               150,000          993,750
---------------------------------------------------------------
Starbucks Corp.(a)                      97,000        4,207,375
---------------------------------------------------------------
                                                     19,862,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.18%

Eagle Hardware & Garden, Inc.(a)       100,000        2,325,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.79%

CDW Computer Centers, Inc.(a)           60,000        4,496,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)           61,800        2,811,900
---------------------------------------------------------------
Tech Data Corp.(a)                      67,000        2,638,125
---------------------------------------------------------------
                                                      9,946,275
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.58%

Consolidated Stores Corp.(a)            56,400          927,075
---------------------------------------------------------------
Family Dollar Stores, Inc.             283,600        5,140,250
---------------------------------------------------------------
K & G Men's Center, Inc.(a)            149,100        1,248,712
---------------------------------------------------------------
                                                      7,316,037
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.92%

Dominick's Supermarkets, Inc.(a)        48,100        2,347,881
---------------------------------------------------------------
Whole Foods Market, Inc.(a)            100,000        4,006,250
---------------------------------------------------------------
Wild Oats Markets Inc.(a)              210,000        5,171,250
---------------------------------------------------------------
                                                     11,525,381
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (GENERAL
  MERCHANDISE)-0.18%

Signet Group PLC (United
  Kingdom)(a)                        2,320,000   $    1,239,610
---------------------------------------------------------------
Signet Group PLC-ADR (United
  Kingdom)(a)                           60,000          967,500
---------------------------------------------------------------
                                                      2,207,110
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.36%

Micro Warehouse, Inc.(a)               205,000        4,471,563
---------------------------------------------------------------

RETAIL (SPECIALTY)-5.62%

Bed Bath & Beyond, Inc.(a)             100,000        2,756,250
---------------------------------------------------------------
Brookstone, Inc.(a)                     85,000          972,188
---------------------------------------------------------------
Casey's General Stores, Inc.           130,000        1,820,000
---------------------------------------------------------------
Cole National Corp.-Class A(a)          70,000        1,452,500
---------------------------------------------------------------
CSK Auto Corp.(a)                      147,400        3,841,612
---------------------------------------------------------------
Electronics Boutique Holdings
  Corp.(a)                             200,000        2,500,000
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                                  70,000          743,750
---------------------------------------------------------------
Group 1 Automotive, Inc.(a)             90,000        1,541,250
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)        170,000        4,600,625
---------------------------------------------------------------
Home Choice Holdings Inc.(a)           189,100        2,470,119
---------------------------------------------------------------
Hot Topic, Inc.(a)                      86,000        1,612,500
---------------------------------------------------------------
Just for Feet, Inc.(a)                 198,900        3,368,869
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              310,300        9,599,906
---------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)         135,000        2,025,000
---------------------------------------------------------------
Michaels Stores, Inc.(a)               172,000        3,440,000
---------------------------------------------------------------
Musicland Stores Corp.(a)              300,000        3,956,250
---------------------------------------------------------------
PETsMART Inc.(a)                       180,000        1,293,750
---------------------------------------------------------------
Pier 1 Imports, Inc.                   232,500        2,150,625
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)             100,000        2,081,250
---------------------------------------------------------------
Rainbow Rentals, Inc.(a)               172,000        1,709,250
---------------------------------------------------------------
Renters Choice, Inc.(a)                129,900        3,223,144
---------------------------------------------------------------
Rent-Way, Inc.(a)                       97,900        2,312,887
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               185,000        5,041,250
---------------------------------------------------------------
Zale Corp.(a)                          265,000        6,277,188
---------------------------------------------------------------
                                                     70,790,163
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.52%

Abercrombie & Fitch Co.-Class
  A(a)                                  70,000        2,778,125
---------------------------------------------------------------
Goody's Family Clothing, Inc.(a)        82,500          881,718
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)          90,000        2,182,500
---------------------------------------------------------------
Stage Stores, Inc.(a)                   50,000          662,500
---------------------------------------------------------------
                                                      6,504,843
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.26%

Allied Capital Corp.                   175,000        3,281,250
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-3.46%

Abacus Direct Corp.(a)                 115,000        5,606,250
---------------------------------------------------------------
Acxiom Corp.(a)                        196,000        4,924,500
---------------------------------------------------------------
Forrester Research, Inc.(a)            109,300        3,524,925
---------------------------------------------------------------
Getty Images, Inc. (United
  Kingdom)(a)                           30,000          369,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Hagler Bailly, Inc.(a)                 160,000   $    3,760,000
---------------------------------------------------------------
HA-LO Industries, Inc.(a)              150,000        4,237,500
---------------------------------------------------------------
Information Resources, Inc.(a)         155,000        1,230,312
---------------------------------------------------------------
Lamar Advertising Co.(a)               225,000        7,024,218
---------------------------------------------------------------
Market Facts, Inc.(a)                  173,800        4,062,575
---------------------------------------------------------------
Nielsen Media Research                 200,000        2,837,500
---------------------------------------------------------------
Snyder Communications, Inc.(a)          90,000        3,211,875
---------------------------------------------------------------
Young & Rubicam, Inc.(a)               108,500        2,834,563
---------------------------------------------------------------
                                                     43,623,593
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-7.21%

ABR Information Services, Inc.(a)      239,900        4,528,112
---------------------------------------------------------------
Advantage Learning Systems,
  Inc.(a)                               55,400        2,548,400
---------------------------------------------------------------
Avis Rent A Car, Inc.(a)               140,400        2,860,650
---------------------------------------------------------------
Bright Horizons Family Solutions,
  Inc.(a)                              189,992        3,514,852
---------------------------------------------------------------
Career Education Corp.(a)               51,700        1,266,650
---------------------------------------------------------------
Cerner Corp.(a)                         45,000        1,006,875
---------------------------------------------------------------
Equity Corp. International(a)          200,000        4,962,500
---------------------------------------------------------------
G & K Services, Inc.-Class A            53,500        2,447,625
---------------------------------------------------------------
Galileo International, Inc.            126,700        4,806,681
---------------------------------------------------------------
Hertz Corp.-Class A                     87,000        3,115,687
---------------------------------------------------------------
Inspire Insurance Solutions,
  Inc.(a)                              172,500        4,312,500
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 150,000        4,584,375
---------------------------------------------------------------
LaSalle Partners, Inc.(a)               71,900        2,103,075
---------------------------------------------------------------
MemberWorks, Inc.(a)                   100,000        2,312,500
---------------------------------------------------------------
Metzler Group, Inc.(a)                 180,000        7,560,000
---------------------------------------------------------------
PalEx, Inc.(a)                         125,000          875,000
---------------------------------------------------------------
Pegasus Systems, Inc.(a)               250,000        4,343,750
---------------------------------------------------------------
Pittston Brink's Group                  70,000        2,082,500
---------------------------------------------------------------
Primark Corp.(a)                       143,000        3,861,000
---------------------------------------------------------------
Protection One, Inc.                   281,000        3,161,250
---------------------------------------------------------------
Regis Corp.                            156,800        4,811,800
---------------------------------------------------------------
Rental Service Corp.(a)                140,000        3,115,000
---------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A        55,000        1,189,375
---------------------------------------------------------------
Strayer Education, Inc.                 25,000          850,000
---------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)       205,000        6,329,375
---------------------------------------------------------------
Trammell Crow Co.(a)                    46,600        1,007,725
---------------------------------------------------------------
Travel Services International,
  Inc.(a)                              260,000        5,265,000
---------------------------------------------------------------
United Rentals, Inc.(a)                 38,500        1,034,688
---------------------------------------------------------------
United Road Services, Inc.(a)           60,000          960,000
---------------------------------------------------------------
                                                     90,816,945
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-3.07%

Cotelligent Group, Inc.(a)             187,500        3,539,063
---------------------------------------------------------------
Gartner Group, Inc.-Class A(a)         157,000        3,120,375
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           150,000        4,350,000
---------------------------------------------------------------
Keane, Inc.(a)                          95,000        3,158,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (COMPUTER SYSTEMS)-(CONTINUED)

Policy Management Systems
  Corp.(a)                             155,000   $    7,042,812
---------------------------------------------------------------
Shared Medical Systems Corp.            40,000        1,995,000
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           341,900       11,539,125
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             196,900        3,864,162
---------------------------------------------------------------
                                                     38,609,287
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.64%

4Front Software International,
  Inc.(a)                              335,000        2,721,875
---------------------------------------------------------------
Billing Concepts Corp.(a)              106,700        1,507,138
---------------------------------------------------------------
BISYS Group, Inc.(a)                   200,000        8,750,000
---------------------------------------------------------------
Computer Horizons Corp.(a)              85,000        1,955,000
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              150,000        8,175,000
---------------------------------------------------------------
DST Systems, Inc.(a)                    45,000        2,250,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        115,000        5,347,500
---------------------------------------------------------------
Lason Holdings, Inc.(a)                 76,400        4,182,900
---------------------------------------------------------------
MedQuist, Inc.(a)                       97,900        2,637,180
---------------------------------------------------------------
NOVA Corp.(a)                          144,400        4,169,550
---------------------------------------------------------------
Transaction Network Services,
  Inc.(a)                              151,900        4,158,262
---------------------------------------------------------------
                                                     45,854,405
---------------------------------------------------------------

SERVICES (ELECTRONICS MANUFACTURING)-0.18%

Celestica Inc. (Canada)(a)             125,000        2,289,062
---------------------------------------------------------------
SERVICES (EMPLOYMENT)-0.72%
Metamor Worldwide, Inc.(a)             135,000        3,467,813
---------------------------------------------------------------
Syntel, Inc.(a)                        165,000        2,310,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)            209,850        3,318,252
---------------------------------------------------------------
                                                      9,096,065
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-1.03%

Casella Waste Systems, Inc.(a)         190,000        5,605,000
---------------------------------------------------------------
Wackenhut Corrections Corp.(a)         179,700        4,413,880
---------------------------------------------------------------
Waste Connections, Inc(a)              156,900        2,981,100
---------------------------------------------------------------
                                                     12,999,980
---------------------------------------------------------------

SERVICES (GLOBAL INTERNET &
  TELECOMMUNICATION)-0.27%

Global Crossing Ltd. (Bermuda)(a)      120,000        3,450,000
---------------------------------------------------------------

SERVICES (INTERNATIONAL DATA NETWORK)-0.24%

Equant N.V.-New York Registered
  Shares (Netherlands)                  70,000        3,062,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.15%

Associated Group, Inc.
  (The)-Class A(a)                     150,000        5,062,500
---------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(a)                210,000        5,013,750
---------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)      115,000        4,355,625
---------------------------------------------------------------
                                                     14,431,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TEXTILES (APPAREL)-0.65%

Columbia Sportswear Co.(a)             155,000   $    2,712,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)            90,000        1,861,875
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 77,400        3,594,262
---------------------------------------------------------------
                                                      8,168,637
---------------------------------------------------------------

TRUCKERS-0.02%

Jevic Transportation, Inc.(a)           40,000          285,000
---------------------------------------------------------------

WASTE MANAGEMENT-0.71%

Superior Services, Inc.(a)             160,000        3,360,000
---------------------------------------------------------------
U.S. Liquids Inc.(a)                   225,000        3,403,125
---------------------------------------------------------------
Waste Industries, Inc.(a)               92,500        2,162,187
---------------------------------------------------------------
                                                      8,925,312
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,093,871,320)                             1,172,202,068
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-6.44%(B)
Chase Securities, Inc., 5.55%,
  11/02/98(c)                      $81,076,324   $   81,076,324
---------------------------------------------------------------
    Total Repurchase Agreement
      (Cost $81,076,324)                             81,076,324
---------------------------------------------------------------
TOTAL INVESTMENTS-99.50%                          1,253,278,392
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.50%                                   6,271,155
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,259,549,547
===============================================================

Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 10/30/98 with a maturing value $200,092,500. Collateralized by $254,478,951 U.S. Government obligations, 5.00% to 16.00% due 05/20/02 to 10/15/28 with an aggregate market value at 10/31/98 of $204,000,718.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $1,174,947,644)                             $1,253,278,392
------------------------------------------------------------
Receivables for:
  Investments sold                                10,646,034
------------------------------------------------------------
  Capital stock sold                               6,011,040
------------------------------------------------------------
  Dividends and interest                             274,546
------------------------------------------------------------
Investment for deferred compensation plan             12,692
------------------------------------------------------------
Other assets                                          95,850
------------------------------------------------------------
      Total assets                             1,270,318,554
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            7,028,076
------------------------------------------------------------
  Capital stock reacquired                         2,011,607
------------------------------------------------------------
  Deferred compensation                               12,692
------------------------------------------------------------
Accrued advisory fees                                638,189
------------------------------------------------------------
Accrued administrative services fees                   7,097
------------------------------------------------------------
Accrued directors' fees                                1,308
------------------------------------------------------------
Accrued distribution fees                            694,253
------------------------------------------------------------
Accrued transfer agent fees                          286,577
------------------------------------------------------------
Accrued operating expenses                            89,208
------------------------------------------------------------
      Total liabilities                           10,769,007
------------------------------------------------------------
Net assets applicable to shares outstanding   $1,259,549,547
------------------------------------------------------------

NET ASSETS:

Class A                                       $  717,263,173
============================================================
Class B                                       $  493,992,893
============================================================
Class C                                       $   48,293,481
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     55,658,172
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     38,905,993
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,804,639
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        12.89
============================================================
  Offering price per share:
    (Net assets value of $12.89 divided by
    94.50%)                                   $        13.64
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        12.70
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        12.69
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $7,234 foreign withholding
  tax)                                         $   5,602,027
------------------------------------------------------------
Interest                                           4,885,477
------------------------------------------------------------
    Total investment income                       10,487,504
------------------------------------------------------------

EXPENSES:

Advisory fees                                      7,886,238
------------------------------------------------------------
Administrative services fees                          85,252
------------------------------------------------------------
Custodian fees                                       123,565
------------------------------------------------------------
Directors' fees                                       14,203
------------------------------------------------------------
Distribution fees-Class A                          2,504,089
------------------------------------------------------------
Distribution fees-Class B                          4,422,958
------------------------------------------------------------
Distribution fees-Class C                            340,482
------------------------------------------------------------
Transfer agent fees-Class A                        1,551,766
------------------------------------------------------------
Transfer agent fees-Class B                        1,356,637
------------------------------------------------------------
Transfer agent fees-Class C                          110,412
------------------------------------------------------------
Other                                                470,468
------------------------------------------------------------
      Total expenses                              18,866,070
------------------------------------------------------------
Less: Expenses paid indirectly                       (45,992)
------------------------------------------------------------
      Net expenses                                18,820,078
------------------------------------------------------------
Net investment income (loss)                      (8,332,574)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (67,546,256)
------------------------------------------------------------
  Foreign currencies                                 (63,343)
------------------------------------------------------------
  Futures contracts                                 (261,825)
------------------------------------------------------------
  Option contracts written                           234,891
------------------------------------------------------------
                                                 (67,636,533)
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         (113,912,197)
------------------------------------------------------------
  Futures contracts                                 (315,275)
------------------------------------------------------------
                                                (114,227,472)
------------------------------------------------------------
    Net gain (loss) from investment
      securities, foreign currencies, futures
      and option contracts                      (181,864,005)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $(190,196,579)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998            1997
                                                              --------------   ------------
OPERATIONS:

  Net investment income (loss)                                $   (8,332,574)  $ (5,256,151)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies, futures and option
    contracts                                                    (67,636,533)    (6,205,853)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures and option
    contracts                                                   (114,227,472)   159,137,915
-------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               (190,196,579)   147,675,911
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        242,830,301    218,214,845
-------------------------------------------------------------------------------------------
  Class B                                                        274,584,791    235,598,112
-------------------------------------------------------------------------------------------
  Class C                                                         44,827,215     12,327,342
-------------------------------------------------------------------------------------------
       Net increase in net assets                                372,045,728    613,816,210
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            887,503,819    273,687,609
-------------------------------------------------------------------------------------------
  End of period                                               $1,259,549,547   $887,503,819
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,260,398,710   $706,543,586
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (21,335)       (10,996)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies, futures and
    option contracts                                             (79,158,576)   (11,586,991)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                      78,330,748    192,558,220
-------------------------------------------------------------------------------------------
                                                              $1,259,549,547   $887,503,819
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Capital Development Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $8,322,235, undistributed net realized gains increased by 64,948 and paid-in capital decreased by 8,387,183 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
D. Accounting for Securities Sold Short--When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio may be wholly or partially offset by a corresponding loss in the short position.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $75,941,588 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
F. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $85,252 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $1,770,783 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,504,089, $4,422,958 and $340,482, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,536,318 from Class A capital stock transactions during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A capital stock. During the year ended October 31, 1998, AIM Distributors received $108,532 in contingent deferred sales charges imposed on redemptions of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended October 31, 1998, the Fund paid legal fees of $5,579 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $12,462 and $33,530, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $45,992 during the year ended October 31, 1998.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $1,412,034,539 and $857,601,297, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities    $ 200,538,389
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (124,243,306)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $  76,295,083
===========================================================================


Cost of investments for tax purposes is $1,176,983,309.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                                                 OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    ---------
Beginning of period                                                 -      $       -
------------------------------------------------------------------------------------
Written                                                         1,600        321,591
------------------------------------------------------------------------------------
Closed                                                         (1,350)      (272,341)
------------------------------------------------------------------------------------
Exercised                                                        (100)       (11,575)
------------------------------------------------------------------------------------
Expired                                                          (150)       (37,675)
------------------------------------------------------------------------------------
End of period                                                       -      $       -
====================================================================================

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                           1998                            1997
                                                              ------------------------------    ---------------------------
                                                                 SHARES          AMOUNT           SHARES         AMOUNT
                                                              ------------   ---------------    -----------   -------------
Sold:
  Class A                                                      101,121,530   $ 1,487,557,560     33,846,855   $ 430,979,375
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       25,176,788       370,811,453     20,627,807     261,084,351
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       4,336,475        62,530,399        850,531      12,426,338
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (85,122,675)   (1,244,727,259)   (16,847,317)   (212,764,530)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (6,860,398)      (96,226,662)    (2,062,227)    (25,486,239)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (1,375,616)      (17,703,184)        (6,751)        (98,996)
---------------------------------------------------------------------------------------------------------------------------
                                                                37,276,104   $   562,242,307     36,408,898   $ 466,140,299
===========================================================================================================================
 * Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended October 31, 1998 and the period June 17, 1996 (date operations commenced) through October 31, 1996, for a share of Class B capital stock outstanding during each of the years in the two-year period ended October 31, 1998 and the period October 1, 1996 (date sales commenced) through October 31, 1996 and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                             CLASS A                               CLASS B                         CLASS C
                                ---------------------------------     ---------------------------------     ---------------------
                                  1998         1997        1996         1998         1997        1996         1998         1997
                                  ----       --------    --------       ----       --------    --------       ----         ----
Net asset value, beginning of
  period                        $  14.57     $  11.09    $  10.00     $  14.46     $  11.08    $  11.26     $  14.45     $  13.48
------------------------------  --------     --------    --------     --------     --------    --------     --------     --------
Income from investment
  operations:
    Net investment income
      (loss)()                     (0.06)(a)    (0.10)(a)   (0.01)(a)    (0.16)(a)    (0.20)(a)   (0.01)(a)    (0.16)(a)   (0.06)(a)
------------------------------  --------     --------    --------     --------     --------    --------     --------     --------
    Net gains (losses) on
      securities (both
      realized and unrealized)     (1.62)        3.58        1.10        (1.60)        3.58       (0.17)       (1.60)        1.03
------------------------------  --------     --------    --------     --------     --------    --------     --------     --------
        Total from investment
          operations               (1.68)        3.48        1.09        (1.76)        3.38       (0.18)       (1.76)        0.97
------------------------------  --------     --------    --------     --------     --------    --------     --------     --------
Net asset value, end of period  $  12.89     $  14.57    $  11.09     $  12.70     $  14.46    $  11.08     $  12.69     $  14.45
==============================  ========     ========    ========     ========     ========    ========     ========     ========
Total return(b)                   (11.53)%      31.38%      10.90%      (12.17)%      30.51%      (1.60)%     (12.18)%       7.20%
==============================  ========     ========    ========     ========     ========    ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                $717,263     $577,685    $251,253     $493,993     $297,623    $ 22,435     $ 48,293     $ 12,195
==============================  ========     ========    ========     ========     ========    ========     ========     ========
Ratio of expenses to average
  net assets(c)                    1.28%(d)     1.33%       1.35%(e)     2.02%(d)     2.09%       1.89%(e)     2.02%(d)     2.14%(e)
==============================  ========     ========    ========     ========     ========    ========     ========     ========
Ratio of net investment income
  (loss) to average net
  assets(f)                     (0.40)%(d)    (0.83)%    (0.29)%(e)   (1.14)%(d)    (1.59)%    (0.83)%(e)    (1.14)%(d)   (1.64)%(e)
==============================  ========     ========    ========     ========     ========    ========     ========     ========
Portfolio turnover rate               78%          41%         13%          78%          41%         13%          78%          41%
==============================  ========     ========    ========     ========     ========    ========     ========     ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.38% and 1.60% (annualized) for 1997-1996, for Class A, 2.14% and 2.28% (annualized) for
    1997-1996 for Class B and 2.19% (annualized) for 1997 for
    Class C.
(d) Ratios are based on average net assets of $715,454,107, $442,295,823 and $34,048,155 for Class A, Class B and Class
    C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.88)% and (0.54)% (annualized) for 1997-1996 for Class A, (1.64)% and
    (1.22)% (annualized) for 1997-1996 for Class B and (1.69)%
    (annualized) for 1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS                               OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                              11 Greenway Plaza
Chairman                                         Chairman                                      Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                               Carol F. Relihan                              Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                               Jonathan C. Schoolar                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Senior Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Dana R. Sutton
President, Mercantile Bankshares                 Vice President and Assistant Treasurer        State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                      Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                  Renee A. Friedli
of the U.S. House of Representatives             Assistant Secretary                           Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                  P. Michelle Grace                             1735 Market Street
Partner                                          Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jeffrey H. Kupor                              COUNSEL TO THE DIRECTORS
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Nancy L. Martin                               919 Third Avenue
                                                 Assistant Secretary                           New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.      Ofelia M. Mayo                                DISTRIBUTOR
Commissioner, New York City Dept. for the        Assistant Secretary
Aging; and member of the Board of Directors                                                    A I M Distributors, Inc.
Metropolitan Transportation Authority of         Lisa A. Moss                                  11 Greenway Plaza
New York State                                   Assistant Secretary                           Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                 Kathleen J. Pflueger
Attorney                                         Assistant Secretary                           AUDITORS

Ian W. Robinson                                  Samuel D. Sirko                               KPMG Peat Marwick LLP
Consultant; Formerly Executive                   Assistant Secretary                           700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                          Stephen I. Winer
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Mary J. Benson
Louis S. Sklar                                   Assistant Treasurer
Executive Vice President
Hines Interests
Limited Partnership

HOW AIM MAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.
o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.
o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.
o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.
o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                      ------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                      ------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund                AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                      AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)             AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                   AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)           AIM International Equity Fund               The AIM Family of Funds --Registered
AIM Small Cap Opportunities Fund            AIM International Growth Fund(2)       Trademark-- is distributed nationwide, and
AIM Value Fund                              AIM Japan Growth Fund(2)               today is the 11th-largest mutual fund complex
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)      in the U.S. in assets under management,
                                            AIM New Pacific Growth Fund(2)         according to Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                              mutual fund monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund                AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                          AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.